UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2021

BANC OF CALIFORNIA, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-35522	04-3639825
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 MacArthur Place, Santa Ana, California	92707
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 361-2262

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BANC	New York Stock Exchange
Depositary Shares each representing a 1/40th Interest in a share of 7.00% Non-Cumulative Perpetual Preferred Stock, Series E	BANC PRE	New York Stock Exchange

Item 1.01.	Entry into a Material Definitive Agreement.

On March 22, 2021, Banc of California, Inc., a Maryland corporation (“Banc of California”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), with Pacific Mercantile Bancorp, a California corporation (“PMB”), pursuant to which PMB will merge (the “Merger”) with and into Banc of California, with Banc of California as the surviving corporation. The Merger Agreement also provides that promptly after the Merger, Pacific Mercantile Bank, a California state-chartered bank and a wholly owned subsidiary of PMB, will merge (the “Bank Merger”) with and into Banc of California, National Association, a national banking association and wholly owned subsidiary of Banc of California (“BoC Bank”), with BoC Bank as the surviving bank.

Subject to the terms and conditions of the Merger Agreement, upon consummation of the Merger, each outstanding share of PMB common stock, no par value per share, and PMB non-voting common stock, no par value per share (collectively, “PMB Common Stock”), excluding certain specified shares, will be converted into the right to receive 0.50 (the “Exchange Ratio”) of a share of Banc of California common stock, par value $0.01 per share (“BANC Common Stock” and such consideration, the “Merger Consideration”).

In addition, as a result of the Merger, at the effective time of the Merger (i) each outstanding option to acquire PMB Common Stock, whether vested or unvested, will be cancelled and will be cashed out based on the product of (y) the total number of shares of PMB Common Stock subject to such option and (z) the excess of (A) the per share value of the merger consideration (based on an average BANC Common Stock price for a 20 day trading period prior to the closing of the Merger) (the “Cashout Price”) over (B) the exercise price per PMB share of such option (less applicable taxes required to be withheld with respect to such payment), (ii) each outstanding PMB restricted stock award will become fully vested and will be exchanged for the Cashout Price (less applicable taxes required to be withheld with respect to such vesting), and (iii) each outstanding PMB restricted stock unit will become fully vested and will be exchanged for the Cashout Price (less applicable taxes required to be withheld with respect to such vesting).

Banc of California and PMB have made customary representations, warranties and covenants in the Merger Agreement for a transaction of this nature. Subject to certain exceptions, each of PMB and Banc of California have agreed, among other things, to covenants relating to (i) the conduct of Banc of California’s and PMB’s respective businesses during the interim period between the execution of the Merger Agreement and the consummation of the Merger and (ii) the use of reasonable best efforts to obtain governmental and regulatory approvals. In addition, PMB has agreed, among other things, to covenants relating to (x) obligations to facilitate PMB’s shareholders’ consideration of, and voting upon, the approval of the principal terms of the Merger Agreement and certain related matters as applicable, (y) the recommendations by the board of directors of PMB in favor of the approval by PMB’s shareholders of the principal terms of the Merger Agreement and certain related matters as applicable, and (z) non-solicitation obligations relating to alternative business combination transactions. In addition, Banc of California has agreed, among other things, to covenants relating to (x) obligations to facilitate Banc of California’s shareholders’ consideration of, and voting upon, the approval of the Merger and the issuance of shares of BANC Common Stock in connection with the Merger as contemplated by the Merger Agreement and (y) the recommendations by the board of directors of Banc of California in favor of the approval by Banc of California’s shareholders of the Merger and the issuance of shares of BANC Common Stock in connection with the Merger as contemplated by the Merger Agreement, and (z) appointing two members of the PMB board of directors to the Banc of California board of directors effective upon the closing of the Merger.

Completion of the Merger is subject to certain customary conditions, including (i) approval by PMB’s shareholders, (ii) approval by Banc of California’s shareholders, (iii) the absence of any governmental order or law prohibiting the consummation of the Merger, and (iv) effectiveness of the registration statement for the BANC Common Stock to be issued as consideration in the Merger. The obligation of each party to consummate the Merger is also conditioned upon (a) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (b) performance in all material respects by the other party of its obligations under the Merger Agreement, (c) receipt by each party of a tax opinion to the effect that the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, and (d) the absence of a material adverse effect with respect to the other party since the date of the Merger Agreement. The obligation of Banc of California to consummate the Merger is also conditioned upon (w) the sum of the adjusted shareholders’ equity of PMB and PMB’s allowance for loan losses being in excess of a specified level as of the date specified in the Merger Agreement, and (x) the receipt of required regulatory approvals and such approvals not containing materially burdensome regulatory conditions. The obligation of PMB to consummate the Merger is also conditioned upon the receipt of certain required regulatory approvals.

The Merger Agreement contains certain termination rights for both Banc of California and PMB, including if (i) the Merger is not consummated by December 31, 2021 (as it may be extended to March 31, 2022 under certain circumstances, the “End Date”), (ii) the required regulatory approvals are not obtained, (iii) the approval of Banc of California’s or PMB’s shareholders is not obtained, or (iv) there has been a breach by the other party that is not cured such that the applicable closing conditions are not satisfied. In addition, in certain circumstances, Banc of California may terminate the Merger Agreement prior to PMB’s shareholder approval of the Merger in the event that (A) PMB materially breaches its non-solicitation obligations relating to alternative business combination transactions, (B) PMB’s board withdraws or adversely modifies its recommendation to shareholders or fails to affirm its recommendation within the required time period after an acquisition proposal is made or (C) PMB’s board recommends a tender offer or fails to recommend against such tender offer within ten business days after commencement. The Merger Agreement also provides that PMB will be obligated to pay a termination fee of $8.5 million to Banc of California if the Merger Agreement (i) is terminated by Banc of California in the circumstances described in the preceding sentence or (ii) (A) if an acquisition proposal is made to PMB or to its shareholders publicly, (B) the Merger Agreement is terminated for failure to consummate the Merger by the End Date, for failure to obtain the approval of PMB’s shareholders at the PMB shareholder meeting or for failure to obtain the approval of Banc of California’s stockholders at the Banc of California stockholder meeting and, in each case, the approval of PMB’s shareholders has not been obtained and (C) PMB enters into a definitive agreement with respect to or consummates certain acquisition proposals within 12 months of termination of the Merger Agreement.

The Merger Agreement and the above description of the Merger Agreement have been included to provide investors and security holders with information regarding the terms of the Merger Agreement. The Merger Agreement and the above description are not intended to provide any other factual information about Banc of California, PMB, or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them rather than establishing these matters as facts and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of Banc of California, PMB or any of their respective subsidiaries, affiliates or businesses. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by Banc of California or PMB. Accordingly, investors should read the representations and warranties in the Merger Agreement not in isolation but only in conjunction with the other information about Banc of California or PMB and their respective subsidiaries that the respective companies include in reports, statements and other filings they make with the Securities and Exchange Commission (the “SEC”).

Voting Agreements

Banc of California and PMB also entered into voting agreements with certain shareholders and each of the directors of PMB and Banc of California, respectively. The voting agreements generally (i) require that each member of the PMB board of directors and certain shareholders of PMB agree to vote in favor of the approval of the principal terms of the Merger Agreement and certain related matters as applicable and against alternative transactions and (ii) require that each member of the Banc of California board of directors and certain shareholders of Banc of California agree to vote to approve the Merger and in favor of the issuance of BANC Common Stock in the Merger. The voting agreements will terminate in certain circumstances, including upon the consummation of the Merger or the termination of the Merger Agreement in accordance with its terms.

Non-Solicitation Agreements

Banc of California also entered into non-solicitation agreements with certain executive officers of PMB in connection with the Merger Agreement, pursuant to which such executive officers are subject to certain customary non-solicitation restrictions.

Item 8.01.	Other Events.

On March 22, 2021, Banc of California and PMB issued a joint press release announcing that they had entered into the Merger Agreement, a copy of which is attached hereto as Exhibit 99.3 and incorporated herein by reference. In addition, Banc of California and PMB will be providing supplemental information regarding the Merger in connection with a presentation to investors. The slides to be used in connection with this investor presentation are attached hereto as Exhibit 99.4 and are incorporated herein by reference.

Forward-Looking Statements

This communication includes forward-looking statements within the meaning of the “Safe-Harbor” provisions of the Private Securities Litigation Reform Act of 1995. These statements are necessarily subject to risk and uncertainty and actual results could differ materially from those anticipated due to various factors, including those set forth from time to time in the documents filed or furnished by Banc of California, Inc. and PMB with the SEC. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: (i) the possibility that the merger does not close when expected or at all because required regulatory, shareholder or other approvals, financial tests or other conditions to closing are not received or satisfied on a timely basis or at all; (ii) changes in Banc of California’s or PMB’s stock price before closing, including as a result of its financial performance prior to closing, or more generally due to broader stock market movements, and the performance of financial companies and peer group companies; (iii) the risk that the benefits from the transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which Banc of California and PMB operate; (iv) the ability to promptly and effectively integrate the businesses of Banc of California and PMB; (v) the reaction to the transaction of the companies’ clients, employees and counterparties; (vi) diversion of management time on merger-related issues; (vii) lower than expected revenues, credit quality deterioration or a reduction in real estate values or a reduction in net earnings; and (viii) other risks that are described in Banc of California’s and PMB’s public filings with the SEC. You should not place undue reliance on forward-looking statements and Banc of California and PMB undertake no obligation to update any such statements to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

Additional Information About the Merger and Where to Find It

Investors and security holders are urged to carefully review and consider each of Banc of California’s and PMB’s public filings with the SEC, including but not limited to their Annual Reports on Form 10-K, their proxy statements, their Current Reports on Form 8-K and their Quarterly Reports on Form 10-Q. The documents filed by Banc of California with the SEC may be obtained free of charge at our website at www.bancofcal.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from Banc of California by requesting them in writing to Banc of California, Inc., 3 MacArthur Place, Santa Ana, CA 92707; Attention: Investor Relations, by submitting an email request to ir@bancofcal.com or by telephone at (855) 361-2262.

The documents filed by PMB with the SEC may be obtained free of charge at PMB’s website at www.pmbank.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from PMB by requesting them in writing to Pacific Mercantile Bancorp, 949 South Coast Drive, Suite 300, Costa Mesa, CA 92626; Attention: Investor Relations, or by telephone at 714-438-2500.

Banc of California intends to file a registration statement with the SEC, which will include a joint proxy statement of Banc of California and PMB and a prospectus of Banc of California, and each party will file other documents regarding the proposed transaction with the SEC. Before making any voting or investment decision, investors and security holders of Banc of California and PMB are urged to carefully read the entire registration statement and joint proxy statement/prospectus, when they become available, as well as any amendments or supplements to these documents, because they will contain important information about the proposed transaction. A definitive joint proxy statement/prospectus will be sent to the shareholders of Banc of California and PMB seeking any required shareholder approvals. Investors and security holders will be able to obtain the registration statement and the joint proxy statement/prospectus free of charge from the SEC’s website or from Banc of California or PMB by writing to the addresses provided for each company set forth in the paragraphs above.

Banc of California, PMB, their directors, executive officers and certain other persons may be deemed to be participants in the solicitation of proxies from Banc of California and PMB shareholders in favor of the approval of the transaction. Information about the directors and executive officers of Banc of California and their ownership of Banc of California common stock is set forth in the proxy statement for Banc of California’s 2020 annual meeting of stockholders, as previously filed with the SEC. Information about the directors and executive officers of PMB and their ownership of PMB common stock is set forth in the proxy statement for PMB’s 2020 annual meeting of shareholders, as previously filed with the SEC. Shareholders may obtain additional information regarding the interests of such participants by reading the registration statement and the joint proxy statement/prospectus when they become available.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated March 22, 2021, between Banc of California and PMB.*

99.1	Form of Voting Agreement, dated March 22, 2021, between Banc of California and certain shareholders of PMB.

99.2	Form of Non-Solicitation Agreement, dated March 22, 2021, between Banc of California and certain executive officers of PMB.

99.3	Joint Press Release, dated March 22, 2021.

99.4	Investor Presentation, dated March 22, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules and exhibits omitted pursuant to Item 601(a)(5) of Regulation S-K. Banc of California agrees to furnish a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANC OF CALIFORNIA, INC.

Date: March 22, 2021	By:	/s/ Ido Dotan
Ido Dotan
Executive Vice President, General Counsel and Corporate Secretary

7